SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 31, 2007
                             REX STORES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                     001-09097               31-1095548
(State or other jurisdiction      (Commission File No.)       (IRS Employer
of incorporation                                            Identification No.)

   2875 Needmore Road, Dayton, Ohio                                    45414
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (937) 276-3931

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 31, 2007, REX Stores Corporation issued a press release announcing it has funded $50.8 million in One Earth Energy, LLC. The press release is furnished as Exhibit 99 to this report.


Item 9.01  Financial Statements and Exhibits.

     (d) Exhibits. The following exhibits are furnished with this report. 99 Press Release dated October 31, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             REX STORES CORPORATION



Date: October 31, 2007                   By: /s/ DOUGLAS L. BRUGGEMAN
                                         ----------------------------
                                         Name:   Douglas L. Bruggeman
                                         Title:  Vice President-Finance,
                                                 Chief Financial Officer and
                                                 Treasurer